UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2012

Aqua America, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-06659	23-1702594
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

762 West Lancaster Avenue, Bryn Mawr, Pennsylvania		19010-3489
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-527-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Aqua America, Inc. (the “Company”) was held on May 10, 2012 at the Drexelbrook Banquet Facility & Corporate Events Center, Drexelbrook Drive and Valley Road, Drexel Hill, Pennsylvania, pursuant to the Notice sent on or about March 30, 2012 to all shareholders of record at the close of business on March 12, 2012. At that meeting:

1. The following nominees were elected as directors of Aqua America, Inc. for terms expiring in the year 2013 and received the votes set forth adjacent to the names below:

Name of Nominee	For	Withheld
Nick DeBenedictis	81,056,793	2,389,249
Richard Glanton	81,551,079	1,894,963
Lon Greenberg	79,345,175	4,100,867
Wendell Holland	72,539,297	10,906,745

There were a total of 32,279,047 broker non-votes for the election of directors.

Pursuant to an Amendment to the Company’s Articles of Incorporation approved by the Company’s shareholders at the 2012 Annual Meeting and the Amended and Restated Bylaws of the Company approved by the Board of Directors on May 10, 2012, starting with the 2012 Annual Meeting, directors elected to succeed those directors whose terms expire at such annual meeting will be elected for one-year terms at each annual meeting of shareholders expiring at the next annual meeting and until their successors are duly elected and qualified. Therefore, the directors elected at the 2012 Annual Meeting were elected to one-year terms expiring at the 2013 Annual Meeting and the following directors, who were elected at prior annual meetings, will continue to serve until their terms expire at the 2013 Annual Meeting for William P. Hankowsky and Andrew J. Sordoni, III and at the 2014 Annual Meeting for Mario Mele and Ellen T. Ruff. Mary C. Carroll, who was elected for a term expiring at the 2014 Annual Meeting reaches the Company’s retirement age for directors of age 72 in June 2012 and has submitted her resignation as of her 72nd birthday, but the Board of Directors has requested and Ms. Carroll has agreed that Ms. Carroll remain on the Board until the Company’s 2013 Annual Meeting.

2. The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the 2012 fiscal year was ratified by the following vote of:

For	Against	Abstain
114,008,279	1,241,638	475,172

3. The Amendment to the Company’s Articles of Incorporation to declassify the Board of Directors and to provide for the transition to the annual election of directors was approved by the following vote of:

For	Against	Abstain	Broker Non-Votes
81,439,103	1,056,139	950,800	32,279,047

4. The Company’s 2012 Employee Stock Purchase Plan was approved by the following vote of:

For	Against	Abstain	Broker Non-Votes
79,458,816	2,286,693	1,700,533	32,279,047

5. The advisory vote on the Company’s executive compensation programs as disclosed in the Company’s Proxy Statement for the 2012 Annual Meeting of Stockholders was approved by the following vote of:

For	Against	Abstain	Broker Non-Votes
67,246,546	13,902,362	2,297,134	32,279,047

6. The shareholder proposal requesting that the Board of Directors create a comprehensive policy articulating the Company’s respect for and commitment to the human right to water was not approved by the shareholders and received the following vote:

For	Against	Abstain	Broker Non-Votes
7,415,336	72,242,693	3,788,013	32,279,047

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aqua America, Inc.

May 15, 2012	By:	Christopher P. Luning

Name: Christopher P. Luning
Title: Senior Vice President, General Counsel and Secretary